Exhibit 99.1

Senti Bio and Dynamics Special Purpose Corp. Announce Business Combination Agreement to Create Publicly Listed Company Pioneering Gene Circuit-Engineered Cell and Gene Therapies

- Business combination with Dynamics Special Purpose Corp. (Nasdaq: DYNS) is expected to provide more than $296 million in gross proceeds, over $153 million of which is fully committed in a common stock Private Investment in Public Equity (“PIPE”) financing and from non-redemption agreements -

- Over $86 million in non-redemption agreements committed from existing Dynamics investors including funds managed by ARK Investment Management LLC, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, and T. Rowe Price funds -

- Over $66 million in a PIPE financing committed from institutional investors including 8VC, Amgen Ventures, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, LifeForce Capital, NEA, Parker Institute for Cancer Immunotherapy, and T. Rowe Price funds -

- Senti Bio uses its proprietary Gene Circuit technology platform to program sense-compute-respond capabilities into cell and gene therapies, with the potential to enhance efficacy, specificity and durability against a broad range of diseases that current therapies are presently unable to address -

- IND filings for lead product candidates SENTI-202 and SENTI-301 anticipated in 2023 -

- Merger expected to be completed during 2Q 2022; combined company expected to be listed on the Nasdaq Capital Market -

- Joint investor recorded presentation to discuss the proposed transaction available today, December 20, at 9:00 a.m.ET -

SOUTH SAN FRANCISCO, Calif., December 20, 2021 —Senti Biosciences, Inc. (“Senti Bio”), a leading Gene Circuit company, and Dynamics Special Purpose Corp. (Nasdaq: DYNS) (“Dynamics”), a special purpose acquisition company (SPAC) led by Omid Farokhzad, MD, Executive Chair of the Board of Directors, and Mostafa Ronaghi, PhD, Chief Executive Officer, today announced they have entered into a definitive business combination agreement to create a public company focused on Gene Circuit-engineered cell and gene therapies. Upon closing of the transaction, the combined company will be named Senti Biosciences, Inc. (“the Company”) and will be led by Tim Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. The Company plans to list its common stock on the Nasdaq Capital Market. Dr. Farokhzad, who is currently serving as CEO and Chair of Seer, and David Epstein, Dynamics board member and former CEO of Novartis Pharmaceuticals, will be joining the Senti Bio Board of Directors upon closing of the transaction.

Senti Bio uses its Gene Circuit platform to program cell and gene therapies with potentially enhanced capabilities. Gene Circuits, which are created via synthetic biology and encoded as novel and proprietary combinations of DNA sequences, enable cells to sense inputs, compute decisions with biological logic, and respond to disease environments.

“Humans have always sought medicines that can treat illnesses with more precision, efficacy, and safety. However, existing drugs are still unable to match the complexity of many diseases, such as cancer and beyond. With recent advances in synthetic biology, computation, and massive biological data generation, I believe that we have a unique opportunity to engineer intelligent cell and gene therapies that directly tackle the heterogeneity and dynamic nature of disease, which have the potential to fundamentally transform our therapeutic arsenal,” said Dr. Lu. “We’re tremendously grateful for the strong support from our new and current world-class investors and from the experienced entrepreneurs, executives, and scientists at Dynamics. This fuel will amplify our team’s vision and efforts to drive Gene Circuit-engineered cell and gene therapies to patients.”

“Dynamics is looking forward to partnering with Senti to power the next generation of disruptive cell and gene therapies,” said Dr. Farokhzad. “The foundational technology of Senti—engineering Gene Circuits with programmable computer-like logic in cells—has game-changing implications for treating a variety of cancers, as well as potential applications beyond oncology. We believe that Senti’s pipeline of product candidates offers the potential to greatly enhance cancer therapy for both solid and liquid tumors, while reducing well-known limitations of current therapies. The Dynamics team, board, and advisors are thrilled to work with the Senti team as they define the future of potentially life-changing therapeutics for patients.”

Senti Bio Pipeline and Collaborations

Senti Bio’s internal therapeutic pipeline is focused on allogeneic chimeric antigen receptor natural killer (CAR-NK) cell therapies for cancer. The Company’s lead development candidates include SENTI-202 for acute myeloid leukemia (AML) and SENTI-301 for hepatocellular carcinoma (HCC); Senti Bio anticipates filing Investigational New Drug (IND) applications in 2023 for both candidates.

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SENTI-202 is designed to prevent the killing of healthy cells by leveraging a NOT logic gate, while concurrently targeting two tumor-associated antigens for enhanced AML killing by leveraging an OR logic gate, thus overcoming the limitations of other cell therapy approaches to treating AML

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SENTI-301 is designed to target an HCC-specific antigen while leveraging multi-armed, controlled cytokine release for enhanced anti-cancer activity, thus overcoming the limitations of other cell therapy approaches to treating HCC

Senti Bio has established collaborations with biopharmaceutical companies that demonstrate the broad potential of Gene Circuits in other therapeutic areas and treatment modalities.

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Spark Therapeutics, a member of the Roche Group (SIX: RO, ROG; OTCQX: RHHBY), and Senti Bio are developing next-generation gene therapies with Gene Circuits that have the potential to improve precise targeting of the central nervous system, eye, and/or liver

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BlueRock Therapeutics, a wholly-owned and independently operated subsidiary of Bayer AG, and Senti Bio are developing Gene Circuit-engineered cell therapies for a potentially broad array of therapeutic areas within the field of regenerative medicine

Planned Milestones and Uses of Proceeds

Proceeds from the PIPE and merger transaction are expected to provide Senti Bio with capital to further develop its Gene Circuit technologies and therapeutic pipeline, including:

•	Filing an IND, anticipated in 2023, for SENTI-202, a logic-gated allogeneic CAR-NK cell therapy being designed to target and eliminate AML cells while sparing the healthy bone marrow;

•	Filing an IND, anticipated in 2023, for SENTI-301, a multi-armed allogeneic CAR-NK cell therapy being developed for the treatment of HCC;

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Continuing to expand the breadth of Senti Bio’s Gene Circuit technologies across multiple diseases and modalities to uniquely enable therapeutics previously not possible, including advancing its gene circuit platform with additional programs, such as SENTI-401, a logic-gated allogeneic CAR-NK cell therapy that is being designed to more precisely target and eliminate colorectal cancer, or CRC, cells while sparing healthy cells elsewhere in the body; and

•	Building out and operating clinical-scale cGMP manufacturing capabilities for allogeneic CAR-NK cell therapies.

Summary of Transaction

The transaction values the combined company at a pro forma equity value of $601 million, assuming a $10.00 per share price and no shareholder redemptions. As a result of the transaction, the combined company is expected to have more than $296 million in gross proceeds from a combination of approximately $230.0 million in cash held in Dynamics’ trust account (assuming no Dynamics shareholders exercise their redemption rights at closing) and more than $66 million, at $10.00 per share, from a fully committed PIPE.

Existing Dynamics shareholders, including funds managed by ARK Investment Management LLC, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, funds and accounts advised by T. Rowe Price Associates, Inc., have, in the aggregate, committed not to redeem over $86 million of Dynamics’ publicly traded shares in exchange for receiving approximately 965,000 newly issued shares of common stock, attributable to an equal number of shares currently owned by Dynamics Sponsor LLC, the sponsor of Dynamics, that will be contemporaneously surrendered to the combined company.

The PIPE includes participation from healthcare and technology investors, including 8VC, Amgen Ventures, funds and accounts managed by Counterpoint Global (Morgan Stanley Investment Management), Invus, LifeForce Capital, NEA, Parker Institute for Cancer Immunotherapy, funds and accounts advised by T. Rowe Price Associates, Inc., and others.

All existing Senti Bio equity holders will roll the entirety of their equity holdings into the combined company and are expected to hold approximately 40% of the issued and outstanding equity of the combined company immediately following the closing (assuming no Dynamics shareholders exercise their redemption rights at closing). Certain existing Senti Bio equity holders and Dynamics Sponsor LLC will be subject to a twelve month lock-up, subject to certain customary exceptions. Certain existing Senti Bio equity holders will be subject to an eighteen month lock-up, subject to certain additional exceptions that may reduce it to twelve months.

The transaction, which has been approved by each of Dynamics’ Board of Directors and Senti Bio’s Board of Directors, is expected to be completed in the second quarter of 2022, subject to approval by Dynamics’ and Senti Bio’s shareholders and satisfaction, or the waiver of, customary closing conditions identified in the business combination agreement.

J.P. Morgan is acting as lead capital markets advisor to Dynamics and co-placement agent for the PIPE. Morgan Stanley & Co. LLC is acting as financial advisor to Dynamics and co-placement agent to Dynamics for the PIPE. BofA Securities is acting as exclusive financial advisor to Senti Bio and as co-placement agent for the PIPE.

Davis Polk & Wardwell LLP is serving as legal advisor to Dynamics. Goodwin Procter LLP is serving as legal advisor to Senti Bio, and Latham & Watkins LLP is serving as legal advisor to J.P. Morgan, Morgan Stanley & Co. LLC and BofA Securities in their role as placement agents.

A prerecorded presentation and associated materials will be available on Deal Roadshow after 9:00 AM ET on December 20, 2021

Deal Roadshow Investor Login Details:

URL: https://dealroadshow.com

Entry Code: SENTIBIO

Direct Link: https://dealroadshow.com/e/SENTIBIO

About Senti Bio

Senti Bio’s mission is to create a new generation of smarter medicines that outmaneuver complex diseases using novel and unprecedented approaches. To accomplish this, we are building a synthetic biology platform that may enable us to program next-generation cell and gene therapies with what we refer to as Gene Circuits. These Gene Circuits, which are created from novel and proprietary combinations of DNA sequences, are designed to reprogram cells with biological logic to sense inputs, compute decisions, and respond to their cellular environments. We aim to design Gene Circuits to improve the intelligence of cell and gene therapies in order to enhance their therapeutic effectiveness, precision, and durability against a broad range of diseases that conventional medicines do not readily address. Our synthetic biology platform utilizes allogeneic chimeric antigen receptor natural killer (CAR-NK) cells, outfitted with these Gene Circuit technologies, to target particularly challenging liquid and solid oncology indications, including acute myeloid leukemia, hepatocellular carcinoma, and colorectal cancer. We have also demonstrated the breadth of our Gene Circuits in other modalities and diseases outside of oncology, and have executed partnerships with Spark and BlueRock to advance these capabilities.

Senti Bio is led by Tim Lu, MD, PhD, Co-Founder and Chief Executive Officer, and former tenured faculty member at MIT. Dr. Lu co-founded Senti with former MIT classmate Philip Lee, who received his PhD from the University of California at Berkeley and University of California San Francisco’s joint graduate program in bioengineering. Dr. Lee was Co-Founder and CEO of CellASIC, a leading cell technologies company that was acquired by Merck KGaA, where he served as New Business Initiatives Lead and Head of Cell Culture Systems. Senti’s other co-founders include Prof. James Collins, Termeer Professor of Medical Engineering & Science at MIT and a member of all three United States National Academies, and Prof. Wilson Wong, tenured faculty member at Boston University. Dr. Lu, Prof. Collins, and Prof. Wong, along with Senti’s synthetic biology team and advisors, have pioneered the field of mammalian synthetic biology, having published many of the seminal papers over the last twenty years. Senti Bio’s team comprises industry-leading experts, engineers, and advisors, who have deep expertise across synthetic biology, cell and gene therapy, and drug development. For more information, please visit the Senti Bio website at https://www.sentibio.com.

About Dynamics Special Purpose Corp.

Dynamics was formed in May 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination. It focused its search in healthcare and the life sciences, including development platforms that enable applications in prevention, diagnosis, treatment, or advanced biomaterials—and, within that context, life-sciences tools, enabling software, synthetic biology, and novel drug discovery.

The management team includes Omid Farokhzad, MD, Executive Chair of the Board of Directors and CEO and Chair of Seer (NASDAQ: SEER); Mostafa Ronaghi, PhD, Chief Executive Officer and former Chief Technology Officer of Illumina (NASDAQ: ILMN); Mark Afrasiabi, JD, Chief Financial Officer and former partner at Silver Rock Financial LP; and Rowan Chapman, PhD, Chief Business Officer and former regional head of Johnson & Johnson Innovation and global head of healthcare investing at GE Ventures. Dynamics’ independent directors include Jay Flatley, interim CEO and Chair of Zymergen (NASDAQ: ZY) and former CEO of Illumina; David Epstein, former CEO of Novartis Pharmaceuticals; and Deep Nishar, Senior Managing Director of the Softbank Vision Fund. Dynamics’ Chief Scientific Advisor, Robert Langer, ScD, is the David H. Koch Institute Professor at MIT and a co-founder of over 30 companies, including Moderna (NASDAQ: MRNA).

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Dynamics Special Purpose Corp. (“Dynamics”) and Senti Bio (“Senti Bio”). These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations of Senti Bio’s and Dynamics’ management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statement include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the proposed business combination and the potential success of Senti Bio’s go-to-market strategy, the initial market capitalization of the combined company, the benefits of the business combination, as well as statements about the potential attributes and benefits of Senti Bio’s product candidates and the progress and timing of Senti Bio’s product development activities, IND filings and clinical trials and expectations related to the terms and timing of the proposed business combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio and Dynamics. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Dynamics’ securities, (ii) changes in domestic and foreign business, market, financial, political and legal conditions, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of Dynamics, the satisfaction of the minimum closing cash condition following redemptions by Dynamics’ public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE investment in connection with the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Senti Bio’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Senti Bio and potential difficulties in Senti Bio employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against Senti Bio or Dynamics related to the business combination agreement or the transaction, or any governmental or regulatory proceedings, investigations or inquiries, (ix) the risk that the combined company’s securities will not be approved for listing and the ability to maintain the listing of Dynamics’ securities on a national securities exchange, (x) volatility in the price of Dynamics’ securities, which may arise due to a variety of factors, including changes in the competitive and highly regulated industries in which Dynamics plans to operate and Senti Bio currently operates, variations in operating performance across competitors, changes in laws and regulations affecting Dynamics’ or Senti Bio’s business and changes in the proposed capital structure of the combined company, (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, to realize the anticipated benefits of the proposed transaction, and to identify and realize additional opportunities, (xii) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (xiii) the lack of third party valuation in determining whether or not to pursue the proposed transaction, (xiv) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (xv) risks related to uncertainty in the timing or results of Senti Bio’s preclinical studies and any future clinical trials, product acceptance and/or receipt of regulatory approvals for Senti Bio’s product candidates, (xvi) the ability of the combined company to compete effectively and its ability to manage growth, (xvii) risks related to delays and other impacts from the COVID 19 pandemic, (xviii) the amount of redemption requests made by Dynamics’ public shareholders, (xix) the ability of Dynamics or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future, and (xx) the success of any future research, development and commercialization efforts by the combined company. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Dynamics’ registration statement on Form S-1, as amended (File No. 333-255930), the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction, and other documents filed by Dynamics from time to time with the SEC, including its amended audited balance sheet (originally as of May 28, 2021, and included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 4, 2021) (dated December 10, 2021) and amended Quarterly Reports on Form 10-Q for the quarters ended June 30, 2021 (dated December 10, 2021) and September 30, 2021 (dated December 10, 2021). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that neither Dynamics nor Senti Bio presently knows, or that Dynamics and Senti Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Dynamics and Senti anticipate that subsequent events and developments will cause Dynamics’ and Senti Bio’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Dynamics and Senti Bio disclaim any obligation to and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Dynamics nor Senti Bio gives any assurance that either Dynamics or Senti Bio or the combined company will achieve any of its expectations.

Any financial projections in this document are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Dynamics’ and Senti Bio’s control. While all projections are necessarily speculative, Dynamics and Senti Bio believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections (refer to the preceding paragraph in relation to forward- looking statements). The inclusion of projections in this document should not be regarded as an indication, representation or warranty that Dynamics and Senti Bio, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of Dynamics for their consideration. Dynamics intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Dynamics’ shareholders in connection with Dynamics’ solicitation for proxies for the vote by Dynamics’ shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Senti Bio’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Dynamics will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Dynamics’ shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Dynamics’ solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Dynamics, Senti and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Dynamics, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 2875 El Camino Real, Redwood City, CA, 94061.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Dynamics, Senti Bio and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from Dynamics’ shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Dynamics’ shareholders in connection with the proposed business combination will be set forth in Dynamics’ proxy statement / prospectus when it is filed with the SEC. You can find more information about Dynamics’ directors and executive officers in Dynamics’ final prospectus dated May 25, 2021 and filed with the SEC on May 27, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release relates to a potential offering of securities that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement pursuant to an exemption from registration under the Securities Act. This press release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. Neither Dynamics, Senti nor any of their respective directors, executive officers or other members of management, employees or consultants is making an offering of any securities in any state where the offer is not permitted.

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Contact Senti Bio:
Deb Knobelman, PhD, CFO	Kelli Perkins (Media)
Email: corporate@sentibio.com	Email: kelli@redhousecomms.com

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Contact Dynamics Special Purpose Corp.:
Investor Relations
Email: irbd@dspc.bio

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